UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2024

NEXIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40045	45-2518457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9119 Gaither Road
Gaithersburg, Maryland	20877
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (301) 825-9810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NEXI	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

NexImmune, Inc. (the “Company”) held the special meeting of stockholders (the “Special Meeting”) on August 9, 2024 at 10:00 a.m. Eastern Time in virtual format. At the close of business on the record date of June 11, 2024, 1,371,051 shares of the Company’s common stock (the “Common Stock”) and one share of the Company’s Series A Preferred Stock (the “Preferred Stock”) issued and outstanding were eligible to vote. Each share of common stock entitled the holder to one vote and the share of Preferred Stock entitled the holder to cast the number of votes equal to the number of shares of common stock outstanding on the record date, provided that the aggregate number of shares of common stock that voted “for” the applicable proposal is greater than the aggregate number of shares of common stock that voted “against” or “abstain” on such proposal.

At the Special Meeting, 1,513,353 votes were cast, constituting 55.18% of the voting power on the record date. A quorum was present for all matters. Each of the matters set forth below is described in detail in the Company’s definitive proxy statement filed with the SEC on June 21, 2024. The following actions were taken at the Special Meeting:

Proposal 1

The Company’s stockholders approved and adopted the dissolution of the Company (the “Dissolution”) and, following such Dissolution, the liquidation and winding-up of the Company pursuant to the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which authorizes the Board to liquidate and wind-up the Company in accordance with the Plan of Dissolution.

Votes For	Votes Against	Votes Abstained
1,145,369	344,758	23,226

Proposal 2

The Company’s stockholders approved and adopted an adjournment of the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt proposal No. 1.

Votes For	Votes Against	Votes Abstained
1,322,991	120,736	69,626

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXIMMUNE, INC.

By:	/s/ Kristi Jones
Kristi Jones
Chief Executive Officer

Date: August 15, 2024